UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2017 (October 17, 2017)

Spirit International, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-197056	38-3926700
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

2620 Regatta Drive, Suite 102, Las Vegas, NV	89128
(Address of principal executive offices)	(Zip Code)

(347)-560-5217 Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

 On October 16, 2017, Spirit International, Inc., a Nevada corporation (the “Company”) entered into a Stock Purchase Agreement (the “SPA”) with Kimho Consultants Company Limited, a Hong Kong limited liability company (the “Purchaser”) and Mr. Zur Dadon (the “Seller”), pursuant to which the Purchaser acquired 4,000,000 shares of common stock of the Company (the “Shares”) from Seller for an aggregate purchase price of $430,000 (“Stock Purchase”). The transaction contemplated in the SPA closed on October 17, 2017 (the “Closing”). The Stock Purchase is a private transaction exempt from registration pursuant to Regulation S of the Securities Act of 1933, as amended (the “Act”).

As the result of the Closing, the Purchaser became the beneficial owner of approximately 78.3% of the Company’s issued and outstanding common stock. The Shares constitute “restricted securities” within the meaning of Rule 144 of the Act and may not be sold, pledged, or otherwise disposed of by the Purchaser without restriction under the Act and applicable state securities laws. The transaction has resulted in a change in control of the Company.

The Company is not expected to appoint new directors to the Company’s Board of Directors or to make any changes to the Company’s management or operations until November 22, 2017.

        A copy of the SPA is attached hereto as Exhibit 10.1. The foregoing is only a brief description of the material terms of the SPA, and does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to such exhibit.

Item 2.01.	Completion of Acquisition or Disposition of Assets

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.01 by reference.

Item 5.01.	Changes in Control of Registrant

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 5.01 by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

10.1                       Stock Purchase Agreement by and among Spirit International, Inc., Kimho Consultants Limited and Zur Dadon dated October 16, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Spirit International, Inc.

Date: October 20, 2017	By: /s/Zur Dadon
Zur Dadon
President, Chief Executive Officer and Chief Financial Officer (Principal Executive, Financial and Accounting Officer)